UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2004

WHITTIER ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-30598	20-0539412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 CLAY STREET, SUITE 1100

HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(713) 850-1880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Whittier Energy Corporation (“Whittier”) hereby amends “Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits,” of its Current Report on Form 8-K, dated July 2, 2004.

Certain statements included in this filing are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Whittier cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. More information about the risks and uncertainties relating to these forward-looking statements are found in the company’s SEC filings, which are available free of charge on the SEC’s web site at http://www.sec.gov.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Business Acquired

Texas Independent Exploration Limited, GulfCoast Acquisitions Limited, Frederick W. Zimmerman, and Frederick W. Zimmerman d/b/a Island Resources (the “Sellers”) historically have not prepared separate historical financial statements for the net working and revenue interests in the three South Texas gas fields (the “Properties”) acquired by Whittier.  As a result, individual financial statements are not readily available on an individual property basis.  Furthermore, the audited financial statements provided by the Sellers are not meaningful for the Properties acquired.  In lieu of full financial statements, Whittier is providing audited statements of revenues and direct operating expenses for the years ended December 31, 2003 and December 31, 2002, and for the three-month interim periods ended March 31, 2004 and March 31, 2003.

(b)         Pro Forma Financial Information

Attached hereto are the unaudited pro forma consolidated statements of operations for the year ended December 31, 2003, and the three-month interim period ended March 31, 2004.

(c)                                  Exhibits.

Number

Exhibit

10.1	*

Offer to Sell Agreement by and between Texas Independent Exploration Limited, GulfCoast Acquisitions Limited, Frederick W. Zimmerman, Frederick W. Zimmerman d/b/a Island Resources, and Whittier Energy Company, dated June 15, 2004.

10.2	*

Upside Sharing Payment Agreement by and between Texas Independent Exploration Limited, GulfCoast Acquisitions Limited, Frederick W. Zimmerman, Frederick W. Zimmerman d/b/a Island Resources, and Whittier Energy Company, dated June 16 2004.

10.3	*

Drilling Commitment included as Exhibit C to the Offer to Sell Agreement by and between Texas Independent Exploration Limited, GulfCoast Acquisitions Limited, Frederick W. Zimmerman, Frederick W. Zimmerman d/b/a Island Resources, and Whittier Energy Company, dated June 15, 2004.

10.4	*

Convertible Subordinated Note by and between Texas Independent Exploration Limited, GulfCoast Acquisitions Limited, Frederick W. Zimmerman, Frederick W. Zimmerman d/b/a Island Resources, Whittier Energy Company, and Whittier Energy Corporation dated June 16 2004.

23.1		Consent of Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation

23.2		Consent of H.J. Gruy and Associates, Inc

* Previously filed.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: October 5, 2004

	By:	/s/ Michael B. Young
Michael B. Young
Chief Financial Officer
(Principal Financial and Accounting Officer)

3

FINANCIAL STATEMENTS OF ASSETS ACQUIRED

WITH
INDEPENDENT AUDITOR’S REPORT

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
AND THE INTERIM PERIODS ENDED MARCH 31, 2004 AND 2003

FOR

WHITTIER ENERGY CORPORATION

4

WHITTIER ENERGY CORPORATION

FINANCIAL STATEMENTS OF ASSETS ACQUIRED

TABLE OF CONTENTS

Independent Auditor’s Report

Financial Statements

Statements of Revenues and Direct Operating Expenses for the Years Ended December 31, 2003 and 2002 and Interim Periods Ended March 31, 2004 and 2003

Notes to Statements of Revenues and Direct Operating Expenses

Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2003 and the Interim Period Ended March 31, 2004

5

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of
Whittier Energy Corporation

Houston, Texas

We have audited the accompanying statements of revenues and direct operating expenses of the South Texas properties of Texas Independent Exploration Limited, GulfCoast Acquisitions Limited, and Frederick W. Zimmerman (collectively, the “Sellers”), as described in Note 1, for the two years ended December 31, 2002 and 2003.  These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements of revenues and direct operating expenses reflect the revenues and direct operating expenses attributable to the Sellers’ Texas properties, as described in Note 2, and are not intended to be a complete presentation of the revenues and expenses of the Sellers’ South Texas properties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Sellers’ South Texas properties, as described in Note 1, for the two years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Brown Armstrong
Brown Armstrong Paulden
McCown Starbuck & Keeter
Accountancy Corporation

Bakersfield, California
August 13, 2004

Whittier Energy Corporation
Acquired South Texas Gas Properties
Statements of Revenues and Direct Operating Expenses
Interim Periods Ended March 31, 2004 and 2003 and
Years Ended December 31, 2003 and 2002
(in Thousands)

	Three Months Ended March 31, 2004	Three Months Ended March 31, 2003	Year Ended December 31, 2003	Year Ended December 31, 2002
	(Unaudited)	(Unaudited)
Revenues
Oil and gas sales	$811	$565	$2,363	$694
Direct operating expenses
Production taxes	60	41	174	51
Lease operating expenses	75	52	239	129

Excess of revenue over direct operating expenses	$676	$472	$1,950	$514

See accompanying notes

Whittier Energy Corporation
Notes to Statements of Revenues and Direct Operating Expenses

Note 1 – The Properties

The accompanying statements represent the revenues and direct operating expenses attributable to the net working and revenue interests in three South Texas gas properties acquired by Whittier Energy Corporation (“Whittier” or the “Company”) on June 17, 2004 (the “Properties”), from various third party owners, including Texas Independent Exploration Limited, a Texas Limited partnership, GulfCoast Acquisitions Limited, a Texas Limited partnership, and Frederick W. Zimmerman doing business as Island Resources (collectively, the “Sellers”). Whittier acquired the properties for approximately $7.5 million with an effective date of March 1, 2004.  The Properties were used by the Sellers for the exploration, development and production of oil and gas, which is the intended continued use for the acquired assets by the Company. The acquired properties and their related operations are included in Whittier’s consolidated financial statements from the date of closing.

The Company acquired an average 78% working interest in the Properties’ seven existing wells and an average 61% working interest in any future undeveloped locations. Specifically, the Properties consist of working interests in the Tom Lyne Field in Live Oak County, Texas, the Scott & Hopper Field in Brooks County, Texas, and the North Rincon Field in Starr County, Texas.

The consideration paid for the Properties consisted of i) the payment of approximately $5.7 million in cash; ii) the issuance of a six-year, approximate $1.8 million subordinated note bearing an interest rate of 7% and convertible into the Company’s common stock at a conversion price of $2.00 per share (the “Convertible Subordinated Note”); iii) a commitment to drill four wells over a 24-month period and pay certain drilling costs on behalf of the Sellers’ retained working interests in those wells (the “Drilling Commitment”); iv) certain future price sharing arrangements through June 30, 2008 in the event actual prices per Mcf received by the Company exceed agreed upon pricing levels (the “Upside Price Sharing Agreement”); and v) the issuance of a three-year warrant to purchase 300,000 shares of the Company’s common stock at an exercise price of $2.50 per share.

The $5.7 million cash portion of the purchase price was funded through $3.05 million in additional borrowings under the Company’s existing credit agreement with Compass Bank, cash proceeds from the sale by the Company of equity in a private offering, and available working capital including the Company’s net revenues from the Properties from the March 1, 2004 effective date of the transaction.

Under the terms of the Drilling Commitment, the Company must drill a total of four wells, including two wells in the Scott & Hopper Field and two wells in the North Rincon Field, or reassign a portion of the undeveloped acreage in the Scott & Hopper and North Rincon fields to the Sellers.  The Company must begin drilling the first two wells on or before March 2005 and June 2005, respectively, in order for the Company to retain its undeveloped acreage rights in each field.  The Company must begin drilling the next two wells on or before December 2005 and June 2006, respectively, or the Company will reassign 50% of its undeveloped acreage rights in each field. The Company has also agreed to carry the Sellers’ drilling costs for the four wells up to “casing election point” (i.e. the decision point on whether to complete the well or abandon it as a dry hole). The estimated capital costs to drill these wells, net to the Company’s interest and including the Sellers’ carried interests, is approximately $3.1 million, which the Company intends to fund using future cash flows from operations. In the event the Company does not drill the required wells, the Company’s interests in existing wells on the Properties as well as the Company’s undeveloped acreage in the Tom Lyne Field, which is not subject to the Drilling Commitment, would be unaffected.

The Company has also entered into a four-year gas price sharing agreement with the Sellers from July 1, 2004 through June 30, 2008. Under the terms of the Upside Price Sharing Agreement, the Sellers will receive 50% of the excess, if any, of the Company’s net revenues for prices per Mcf received on production from the Properties in excess of certain agreed target prices during the sharing period. The Company has hedged a significant portion of the gas production from the Properties in a manner consistent with the Company’s hedging arrangements on production from its existing properties. The net revenues per Mcf received would be calculated as net revenues less hedge settlements, transportation and marketing costs, divided by net volumes produced. Any resulting payments due to the Sellers under the Upside Price Sharing Agreement at the end of each 12 month period would be netted for any applicable production taxes, as well. The target prices are $6.25, $6.50, $6.75, and $7.00 for the fiscal years ended June 30, 2005, 2006, 2007, and 2008, respectively.

Note 2 – Basis of Presentation

The historical financial statements reflecting the financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented, since such information is neither readily available on an individual property basis nor meaningful for the properties acquired because the entire acquisition cost is being assigned to oil and gas properties.  Accordingly the statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

The accompanying statements of revenues and direct operating expenses represent Whittier’s net working and revenue interests in the Properties acquired and are presented on the successful efforts basis of accounting.  Depreciation, depletion and amortization; allocated general and administrative expenses; interest expense and income; and income taxes have been excluded because the property interests acquired represent only a portion of a business, and the expenses incurred are not necessarily indicative of the expenses to be incurred by Whittier.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires use of estimates and assumptions regarding certain types of revenues and expenses. Such estimates primarily relate to the unsettled transactions and events as of the date of the financial statements. Actual results may differ from such estimates.

Note 3 – Supplemental Disclosures of Oil and Gas Producing Activities – Unaudited

Proved oil and gas reserve estimates for the Properties have been estimated by Whittier’s independent reservoir engineers, H.J. Gruy and Associates, Inc., as of June 1, 2004, in accordance with guidelines established by the SEC.  Accordingly, the following reserve estimates are based upon economic and operating conditions existing as of June 1, 2004. Estimates of proved reserve quantities and standardized measure of discounted net cash flows are estimates only, and are not intended to reflect realizable values or fair market values of the Company’s reserves.

The estimate of total proved reserves as of June 1, 2004, is as follows:

As of June 1, 2004
Total Proved Reserves:
Oil (Bbls)	32,130
Gas (Mcf)	2,643,000
Total barrel of oil equivalent (Boe)	472,630

Total Proved Developed Reserves:
Oil (Bbls)	20,450
Gas (Mcf)	1,541,000
Total barrel of oil equivalent (Boe)	277,283

Standardized Measure – The following tables present the Properties’ standardized measure of discounted future net cash flows as of June 1, 2004. The standardized measure is computed by applying prices of oil and gas as of June 1, 2004 to the Properties’ estimated future production of proved oil and gas reserves, less estimated future expenditures to be incurred in developing and producing the proved reserves, less estimated future income tax expenses. The estimated future net cash flows are then discounted using a rate of 10% a year to reflect the estimated timing of the future cash flows.

As of June 1, 2004

Future cash inflows	$17,867,970
Future development costs	(2,261,410)
Future production costs	(4,377,520)
Future income tax expenses	(3,930,164)
Future net cash flows	7,298,876
10% annual discount for estimated timing of cash flows	(2,307,437)
Standardized measure of discounted net cash flows	$4,991,439

Whittier Energy Corporation

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2003 and the Three Months Ended March 31, 2004

Basis of Presentation

The accompanying unaudited pro forma statements of operations for the year ended December 31, 2003 and the three months ended March 31, 2004 present the operating results of the Company as if the purchase of the Properties had occurred at the beginning of each respective period. The pro forma results are based on the Company’s historical consolidated statement of operations for each period and the applicable statement of revenues and direct operating expenses for the acquired Properties. The unaudited pro forma consolidated statement of operations may not be indicative of the results that actually would have occurred if the acquisition had been effective during the prior periods presented or of any future results. The pro forma financial statements should be reviewed in conjunction with the Company’s historical financial statements for the respective periods and the Properties’ applicable statement of revenues and direct operating expenses.

Pro Forma Adjustments

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 and the quarter ended March 31, 2004 reflect the following adjustments:

a)              To record the additional depreciation, depletion and amortization expense as a result of the acquired Properties;

b)             To record the additional accretion of discount on the future abandonment obligation associated with the Properties;

c)              To record the interest expense relating to the $1.8 million convertible note issued to the Sellers as part of the consideration paid by the Company for the Properties; and

d)             To record the tax effect of the incremental net income from the Properties for each respective period presented.

Whittier Energy Corporation

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

	Whittier Historical	Acquired Properties	Adjustments		Pro Forma

Oil and gas revenues	$6,154	$2,363	—		8,517

Cost and expenses
Lease operating expenses	2,117	239	—		2,356
Production taxes	642	174	—		816
Depreciation, depletion, and amortization	1,368	—	801	a	2,169
Exploration expenses	156	—	—		156
General & administrative expenses	1,316	—	2	b	1,318

Total costs and expenses	5,599	413	803		6,815

Income from operations	555	1,950	(803)		1,702

Other income/(expense)	46	—	—		46
Interest expense	(204)	—	(125	)c	(329)
Impairment of partnership investments	(733)	—	—		(733)

Income/(loss) before income taxes and cumulative effect of change in accounting principle	(336)	1,950	(928)		686
Provision for income tax benefit/(provision)	120	—	(358	)d	(238)
Income/(loss) before cumulative effect of change in accounting principle	(216)	1,950	(1,286)		448
Cumulative effect of change in accounting principle	(6)	—	—		(6)
Net income/(loss)	$(222)	$1,950	$(1,286)		$442

Basic and dilutive earnings per share:
Income/(loss) per share before cumulative effect of change in accounting principle	$(0.02)				$0.04
Cumulative effect of change in accounting principle	(0.00)				(0.00)
Net income/(loss) per share	$(0.02)				$0.04

Weighted average number of shares outstanding	10,046,296				10,046,296

Whittier Energy Corporation

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2004

	Whittier Historical	Acquired Properties	Adjustments		Pro Forma

Oil and gas revenues	$1,903	$811	—		2,714

Cost and expenses
Lease operating expenses	475	75	—		550
Production taxes	160	60	—		220
Depreciation, depletion, and amortization	519	—	284	a	803
General & administrative expenses	408	—	1	b	409

Total costs and expenses	1,562	135	285		1,982

Income from operations	341	676	(285)		732

Other income	278	—	—		278
Interest expense	(51)	—	(31	)c	(82)
Impairment of marketable securities	(645)	—	—		(645)

Income/(loss) before income taxes and cumulative effect of change in accounting principle	(77)	676	(316)		283
Provision for income tax benefit/(provision)	(199)	—	(126	)d	(325)
Income/(loss) before cumulative effect of change in accounting principle	(276)	676	(442)		(42)
Cumulative effect of change in accounting principle	—	—	—		—
Net income/(loss)	$(276)	$676	$(442)		$(42)

Basic and dilutive earnings per share:
Loss per share before cumulative effect of change in accounting principle	$(0.03)				$(0.00)
Cumulative effect of change in accounting principle	—				—
Net loss per share	$(0.03)				$(0.00)

Weighted average number of shares outstanding	10,065,404				10,065,404